SCHWAB CAPITAL TRUST

Laudus International MarketMasters FundTM

Supplement dated May 17, 2013 to the

Prospectus dated February 28, 2013, as supplemented March 13, 2013

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

On May 1, 2013, William Blair & Company, L.L.C. (“William Blair”), one of the investment sub-advisers to the Laudus International MarketMasters Fund (the “Fund”), added Jeffrey A. Urbina and Simon Fennell as co-portfolio managers of the Fund, in addition to W. George Greig, who has previously been the Fund’s sole portfolio manager.

Effective immediately, the information relating to William Blair in the “Fund management” section on page 22 of the Fund’s prospectus is hereby supplemented with the following:

Investment manager and address	Year founded/ assets under management (as of 12/31/12)	Portfolio manager(s)	Employment experience
William Blair & Company, L.L.C. 222 West Adams Street Chicago, IL 60606	Founded: 1935 $49.6 billion	Jeffrey A. Urbina Partner, Portfolio Manager	Jeffrey A. Urbina joined William Blair & Company in 1996 as an international portfolio manager. Prior to joining the firm, he was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager for the Van Kampen American Capital Navigator Fund. Prior to that, he spent ten years at Citicorp in various capacities. Mr. Urbina has the Chartered Financial Analyst designation and is a member of the CFA Institute. Education. He holds a BA from Northwestern University and an MBA from Northwestern University Kellogg Graduate School of Management.

		Simon Fennell Partner, Portfolio Manager	Simon Fennell joined William Blair & Company 2011. Prior to joining the firm, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Mr. Fennell holds an MA from the University of Edinburgh and an MBA from Cornell University’s Johnson Graduate School of Management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the fund’s SAI.

There have been no changes in either the Fund’s investment objective or policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Charles Schwab & Co., Inc. Member SIPC

REG74596-00 (05/13) ©2013 All Rights Reserved

SCHWAB CAPITAL TRUST

Laudus International MarketMasters FundTM

Supplement dated May 17, 2013 to the

Statement of Additional Information (“SAI”) dated February 28, 2013, as supplemented March 13, 2013

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On May 1, 2013, William Blair & Company, L.L.C. (“William Blair”), one of the investment sub-advisers to the Laudus International MarketMasters Fund (the “Fund”), added Jeffrey A. Urbina and Simon Fennell as co-portfolio managers of the Fund, in addition to W. George Greig, who has previously been the Fund’s sole portfolio manager.

The information relating to William Blair under “Sub-Adviser Portfolio Manager Disclosure” beginning on page 55 of the Fund’s SAI is hereby deleted and replaced with the following:

William Blair & Company, L.L.C. (“William Blair”) sub-advises the Laudus International MarketMasters Fund (the “Fund”).

Other Accounts. The portfolio managers are also responsible for the day-to-day management of other accounts, as listed below. There are no accounts with respect to which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies (this amount includes the funds in this Statement of Additional Information)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
W. George Greig (as of 10/31/2012)	12	$7,796,196,623	13	$1,988,757,971	50	$8,085,929,766
Jeffrey A. Urbina (as of 12/31/2012)	5	$1,835,821,671	7	$2,651,821,411	20	$3,926,904,532
Simon Fennell (as of 12/31/2012)	0	$0	0	$0	0	$0

Material Conflicts of Interest. Since each portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Compensation. The compensation of the portfolio managers is based on the William Blair’s mission: “to achieve success for its clients.” Messrs. Greig, Urbina and Fennell are partners of William Blair, and as of December 31, 2012, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of the firm’s Investment Management Department, subject to the approval of the firm’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the firm and its clients. Changes in ownership stakes are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to the firm’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Fund Shares. As of December 31, 2012, the portfolio managers did not beneficially own any shares of the Fund.

There have been no changes in either the Fund’s investment objective or policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Charles Schwab & Co., Inc. Member SIPC

REG74597-00 (05/13) ©2013 All Rights Reserved